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                                                                    EXHIBIT 10.3

                    INTERCREDITOR AND SUBORDINATION AGREEMENT


         INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of January 2, 2002, by and between CAMBRIDGE HOLDINGS, LTD., a Colorado corporation (the "Subordinated Creditor, collectively, together with any other holders from time to time of the Subordinated Obligations, the "Subordinated Creditors"), ADVANCED NUTRACEUTICALS, INC., a Texas corporation, ("Holding Co.") BACTOLAC PHARMACEUTICAL INC., a Delaware corporation and ANI PHARMACEUTICALS, INC., a Mississippi corporation (each together with its successors and assigns, a "Borrower"; collectively the "Borrowers"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (together with its successors and assigns, the "Senior Lender").

         The parties hereto hereby agree as follows:

         1. Definitions.

                  (a) Unless otherwise defined herein, terms defined in the Senior Loan Agreement and used herein shall have the meanings given to them in the Senior Loan Agreement.

                  (b) The following terms shall have the following meanings:

     "Agreement": this Intercreditor and Subordination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "Collateral": the collective reference to any and all property from time to time subject to security interests to secure payment or performance of the Senior Obligations.

     "Insolvency Event: (a) Any Borrower or any of its Subsidiaries or Holding Co. commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower or any of its Subsidiaries or Holding Co. making a general assignment for the benefit of its creditors; or (b) there being commenced against any Borrower or any of its Subsidiaries or Holding Co. any case, proceeding or other action of a nature referred to in clause (a) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against any Borrower or any of its Subsidiaries or Holding Co. any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) any Borrower or any of its Subsidiaries or Holding Co. taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above; or (e) any Borrower or any of its Subsidiaries or Holding Co. generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

     "Senior Loan Agreement": the Amended and Restated Loan and Security Agreement dated as of December 12, 2001, among the Borrowers, Holding Co. and the Senior Lender, as the same may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases,



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     renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Loan Agreement (whether provided by the original Senior Lender or a successor Senior Lender or other Lenders).

     "Senior Loans": the loans made by the Senior Lender to any Borrower pursuant to the Senior Loan Agreement.

     "Senior Loan Documents": the collective reference to the Senior Loan Agreement , the Senior Notes, the Senior Security Documents and all other documents that from time to time evidence or govern the Senior Obligations or secure or support payment or performance thereof.

     "Senior Notes": the promissory notes of any Borrower outstanding from time to time under the Senior Loan Agreement.

     "Senior Obligations": the collective reference to the unpaid principal of and interest on the Senior Notes and all other obligations and liabilities of any Borrower or Holding Co. to the Senior Lender of whatever kind or nature (including, without limitation, interest accruing at the then applicable rate provided in the Senior Loan Agreement after the maturity of the Senior Loans and interest accruing at the then applicable rate provided in the Senior Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower or Holding Co., whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, whether arising under, out of, or in connection with, the Senior Loan Agreement, the Senior Notes, this Agreement, the other Senior Loan Documents or any other document made, delivered or given by any Borrower or Holding Co., in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Senior Lender that are required to be paid by any Borrower or Holding Co. pursuant to the terms of the Senior Loan Agreement or this Agreement or any other Senior Loan Document).

     "Subordinated Documents: the collective reference to the Subordinated Note and any other documents or instruments that from time to time evidence or govern the Subordinated Obligations or secure or support payment or performance thereof including, without limitation, the Subordinated Note.

     "Subordinated Note": the reference to that certain promissory note of Holding Co., bearing interest at 7% per annum, and payable to the Subordinated Creditor in the original principal amount of $250,000.

     "Subordinated Obligations": the collective reference to the unpaid principal and interest on the Subordinated Note, any other obligations and liabilities arising under the Subordinated Documents by any Borrower or Holding Co. to any Subordinated Creditor, and all other obligations and liabilities of any Borrower or Holding Co. to any Subordinated Creditor (including, without limitation, interest accruing at the then applicable rate, if any, provided in the Subordinated Documents after the maturity and any such interest accruing at the then applicable rate provided in the Subordinated Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower or Holding Co., whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Creditors that are required to be paid by any Borrower or Holding Co. pursuant to the terms of any other Subordinated Document).



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     "Termination Date": the date on which the Senior Obligations are indefeasibly paid in full and the obligations of Senior Lender to extend credit under any Senior Loan Document shall have been irrevocably terminated.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Subordination.

                  (a) Each Borrower, Holding Co. and the Subordinated Creditors agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

                  (b) "Subordinate and junior in right of payment" means that
(1) no part of the Subordinated Obligations shall have any claim to the assets of any Borrower or Holding Co. on a parity with or prior to the claim of the Senior Obligations; and (2) unless and until the Senior Obligations have been paid in full and the obligation of Senior Lender to extend credit to the Borrowers or Holding Co. under the Senior Loan Documents shall have been irrevocably terminated, without the express prior written consent of the Senior Lender (A) no Subordinated Creditor will take, demand or receive from any Borrower or Holding Co., and the Borrowers and Holding Co. will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations; provided, however, that at any time when no Default has occurred and is continuing or would result therefrom, a Borrower or Holding Co. may make, and a Subordinated Creditor may receive, regularly scheduled payments on account of the Subordinated Obligations in accordance with the terms thereof determined on a pre-default non-accelerated basis, and (B) no Subordinated Creditor will accelerate for any reason the scheduled maturities of any amount owing under the Subordinated Documents; provided, however, that upon the occurrence of any event or proceeding contemplated under clause (a) of the definition of Insolvency Event the Subordinated Creditors may accelerate the scheduled maturities of the Subordinated Note.

                  (c) If any Default has been cured or waived or shall have ceased to exist, the Subordinated Creditors' right to receive payments as provided in clause 2(b)(2)(A) shall be reinstated, and the Borrowers and Holding Co. may resume making such payments to the Subordinated Creditors (including any payments that were deferred as a result thereof).

                  (d) The expressions "prior payment in full," "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations.

         3. Additional Provisions Concerning Subordination.

                  (a) The Subordinated Creditors, Holding Co. and the Borrowers agree that upon the occurrence of any Insolvency Event:

                           (1) all Senior Obligations shall be paid in full
                  before any payment or distribution of whatever kind or nature is made with respect to the Subordinated Obligations; and



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                           (2) any payment or distribution of assets of any
                  Borrower or Holding Co., whether in cash, property or securities, to which any Subordinated Creditor would be entitled except for the provisions hereof, shall be paid or delivered by any Borrower or Holding Co., or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Senior Lender, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution of any kind or nature shall be made to any Subordinated Creditor.

                  (b)      Upon the occurrence of any Insolvency Event:

                           (1) each Subordinated Creditor irrevocably authorizes
                  and empowers the Senior Lender (A) to demand, sue for, collect and receive every payment or distribution on account of the Subordinated Obligations payable or deliverable in connection with such event or proceeding and give acquittance therefor, and (B) to file claims and proofs of claim in any statutory or non-statutory proceeding and take such other actions, in its own name as Senior Lender, or in the name of the Subordinated Creditors or otherwise, as the Senior Lender may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on the Senior Lender to take any such action;

                           (2) each Subordinated Creditor shall take such
                  action, duly and promptly, as the Senior Lender may request from time to time (A) to collect the Subordinated Obligations for the account of the Senior Lender and (B) to file appropriate proofs of claim in respect of the Subordinated Obligations; and

                           (3) each Subordinated Creditor shall execute and
                  deliver such powers of attorney, assignments or proofs of claim or other instruments as the Senior Lender may request to enable the Senior Lender to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

                  (c) If any payment or distribution, whether consisting of money, property or securities, shall be collected or received by any Subordinated Creditor in respect of the Subordinated Obligations, except payments permitted to be made at the time of payment as provided in paragraph 2(b), such Subordinated Creditor forthwith shall deliver the same to the Senior Lender, in the form received, duly indorsed to the Senior Lender, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by such Subordinated Creditor as the property of the Senior Lender, segregated from other funds and property held by such Subordinated Creditor.

         4. Subrogation. Subject to the payment in full of the Senior Obligations, the Subordinated Creditors shall be subrogated to the rights of the Senior Lender to receive payments or distributions of assets of the Borrowers and Holding Co. in respect of the Senior Obligations until the Senior Obligations shall be paid in full. For the purposes of such subrogation, payments or distributions to the Senior Lender, of any money, property or securities to which any Subordinated Creditor would be entitled except for the provisions of this Agreement shall be deemed, as between each Borrower and its creditors other than the Senior Lender and such Subordinated Creditor, to be a payment by each Borrower to or on account of Subordinated Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Senior Lender, on the other hand.



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         5. Consent of Subordinated Creditors. (a) The Subordinated Creditor
consents that, without the necessity of any reservation of rights against any Subordinated Creditor, and without notice to or further assent by any Subordinated Creditor:

                           (1) any demand for payment of any Senior Obligations
                  made by the Senior Lender may be rescinded in whole or in part by the Senior Lender, and any Senior Obligations may be continued, and the Senior Obligations, or the liability of the Borrowers, Holding Co. or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Borrowers, Holding Co. or any other party under the Senior Loan Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lender; and

                           (2) the Senior Loan Agreement, the Senior Notes and
                  any other Senior Loan Document may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Lender may deem advisable from time to time, and any collateral security at any time held by the Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by any Subordinated Creditor, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

                  (b) Each Subordinated Creditor waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lender upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrowers, Holding Co. and the Senior Lender shall be deemed to have been consummated in reliance upon this Agreement. Each Subordinated Creditor acknowledges and agrees that the Senior Lender has relied upon the subordination provided for herein in entering into the Senior Loan Agreement and in making funds available to the Borrowers thereunder. Each Subordinated Creditor waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

                  (c) Each of the Subordinated Creditors waives any right it might have to require that the Senior Lender marshal any Collateral.

                  (d) In the event that any Subordinated Creditor has or at any time acquires any lien upon or security interest in the assets securing the Senior Obligations, or any part thereof, such Subordinated Creditor hereby waives any right that such Subordinated Creditor may have whether such right arises under Sections 9-504 or 9-505 of the Uniform Commercial Code or other applicable law, to receive notice of the Senior Lender's intended disposition of such assets (or a portion thereof) or of the Senior Lender's proposed retention of such assets in satisfaction of the Senior Obligations (or a portion thereof). Each Subordinated Creditor further agrees that in the event any Borrower consents or fails to object to a proposed retention of such assets (or a portion thereof) by the Senior Lender in satisfaction of the Senior Obligations (or a portion thereof), such Subordinated Creditor hereby consents to such proposed retention regardless of whether such Subordinated Creditor is provided with notice of such proposed retention.

                  (e)      Each Subordinated Creditor hereby:

                           (i) consents to each Borrower's and Holding Co.'s
grant to the Senior Lender of a lien in all of such Borrower's and Holding Co.'s rights in the Subordinated Documents and agrees that such grant or the exercise of such rights and remedies in respect thereof shall not constitute a violation of, or default under, any Subordinated Documents;



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                           (ii) agrees that the Senior Lender or any third party
purchaser may enforce the provisions of the Subordinated Documents in the place and stead of any Borrower or Holding Co. in connection with the exercise of its rights and remedies in respect of the security interest granted therein upon the occurrence of an event of default;

                           (iii) represents and warrants to the Senior Lender
that each Subordinated Document is in full force and effect; all conditions required under each Subordinated Document that should have been satisfied as of the date hereof have been satisfied; all obligations of each Borrower, Holding Co. and any Subordinated Creditor which have been required to be performed as of the date hereof have been timely performed; no default otherwise exists under the terms of any Subordinated Document; the Borrowers, Holding Co. and Subordinated Creditors have provided the Senior Lender with true, correct and complete copies of each Subordinated Document which constitute the entire agreement among the Borrowers, Holding Co. and the Subordinated Creditors relating to the subject matter thereof and have not been amended or otherwise modified; and

                           (iv) agrees to give the Senior Lender prompt written
notice in the event that any Borrower fails to perform or observe any of the terms of any Subordinated Document and grants the Senior Lender the right (but not the obligation) to cure such failure by any Borrower or Holding Co.

         6. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding or the obligation of Senior Lender to extend credit to the Borrowers remains in effect, no Subordinated Creditor shall, without the prior written consent of the Senior Lender:

                  (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a "Transferee") or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to the Senior Lender, by a writing in form and substance satisfactory to the Senior Lender, the subordination provided for herein and agrees to be bound by all of the terms hereof;

                  (b) permit to exist any security interest, lien, charge or other encumbrance on any property or assets of any Credit Party to secure or provide for payment or performance of the Subordinated Obligations or exercise any right of set off or counterclaim which the Subordinated Creditor may have with respect to any amounts payable or to be paid by the Subordinated Creditor to any Credit Party;

                  (c) permit any of the Subordinated Documents to be amended, modified or otherwise supplemented;

                  (d) commence, or join with any creditors other than the Senior Lender in commencing any case or proceeding referred to in the definition of Insolvency Event;

                  (e) assert, collect, or enforce all or any part of the Subordinated Obligations or any claims in respect thereof, except as specifically provided for herein; or

                  (f) take any action to foreclose upon, take possession of, liquidate or proceed against any property or assets, or otherwise institute any action or proceeding, to serve or provide for payment of the Subordinated Obligations or otherwise exercise any rights or remedies under or with respect to the Subordinated Obligations or hinder or delay the Senior Lender in the exercise of any rights and remedies under or in respect of the Senior Obligations.

Notwithstanding the foregoing provisions of this Section 6, if pursuant to
Section 2 (b) hereof the Subordinated Creditors are entitled to receive a scheduled payment when due on the Subordinated Obligations (including, without limitation, any such payment permitted under Section 2(c) hereof) and any Borrower or Holding Co. fails to make any such permitted payment for a period of at least 90 consecutive days after the permitted payment date, the Subordinated Creditors shall be entitled to seek and obtain a


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judgment against the Borrowers or Holding Co. with respect to such payment and to enforce all the rights of an unsecured creditor in respect of such judgment.

         7. Senior Obligations Unconditional. All rights and interests of the Senior Lender hereunder, and all agreements and obligations of the Subordinated Creditors and any Borrower or Holding Co. hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Loan Agreement or any other Senior Security Document;

                  (c) any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

                  (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Borrower or Holding Co. in respect of the Senior Obligations, or of any Subordinated Creditor or any Borrower or Holding Co. in respect of this Agreement.

         8. Representations and Warranties. Each Subordinated Creditor represents and warrants to the Senior Lender that:

                  (a) the Subordinated Obligations owed to it (1) have been incurred for good and valuable consideration, (2) are owned by the such Subordinated Creditor free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under such Subordinated Creditor, other than the interest of the Senior Lender under this Agreement, (3) are payable solely and exclusively to such Subordinated Creditor and to no other Person and are payable without deduction for any defense, offset or counterclaim, and (4) the Subordinated Documents constitute the only evidence of the obligations evidenced thereby;

                  (b) such Subordinated Creditor has the legal capacity and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

                  (c) this Agreement constitutes a legal, valid and binding obligation of such Subordinated Creditor;

                  (d) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of such Subordinated Creditor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Subordinated Creditor pursuant to any Requirement of Law affecting or any Contractual Obligation of such Subordinated Creditor, except the interest of the Senior Lender under this Agreement; and

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subordinated Creditor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

         9. No Representation by Senior Lender. The Senior Lender has not made and does not hereby or otherwise makes to the Subordinated Creditors, any representations or warranties, express, or implied, nor does the Senior Lender assume any liability to any Subordinated Creditor with respect to: (a) the financial or other condition of obligors under any instruments of guarantee with respect to the Senior



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Obligations, (b) the enforceability, validity, value or collectibility of the
Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or (c) any Borrower's or Holding Co.'s title or right to transfer any collateral or security.

         10. Waiver of Claims. To the maximum extent permitted by law, each Subordinated Creditor waives any claim it might have against the Senior Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Senior Lender, or its directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral. Neither the Senior Lender, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Borrower, Holding Co. or any Subordinated Creditor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         11. Provisions Applicable After Bankruptcy. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event. Each of the Subordinated Creditors agrees that the Senior Lender may consent to the use of cash collateral or provide financing to the Borrowers or Holding Co. on such terms and conditions and in such amounts as the Senior Lender, in its sole discretion may decide and that, in connection with such cash collateral usage or such financing, any Borrower or Holding Co. (or a trustee appointed for the estate of any Borrower or Holding Co.) may grant to the Senior Lender liens and security interests upon all or any part of the assets of any Borrower or Holding Co., which liens and security interests (i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of the petition for relief or arise thereafter); and
(ii) shall be superior in priority to the liens on and security interests in the assets of any Borrower or Holding Co., if any, held by the Subordinated Creditors. All allocations of payments between the Senior Lender and the Subordinated Creditors shall, subject to any court order, continue to be made after the filing of a petition under the United States Bankruptcy Code, as amended (the 'Bankruptcy Code), or any similar proceeding on the same basis that the payments were to be allocated prior to the date of such filing. Each of the Subordinated Creditors agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of security interests, liens or other claims under
Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Lender has consented to such sale or disposition of such assets. In the event that any Subordinated Creditor has or at any time acquired any security for the Subordinated Obligations, such Subordinated Creditor agrees not to assert any right it may have to "adequate protection" of its interest in such security in any bankruptcy proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of the Senior Lender. Each of the Subordinated Creditors waives any claim it may now or hereafter have arising out of the Senior Lender's election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Borrower or Holding Co., as debtor in possession (or any trustee for any Borrower or Holding Co.). Each of the Subordinated Creditors (both in its capacity as Subordinated Creditor and in its capacity as a party which may be obligated to the Borrowers and the Borrowers' Affiliates or Holding Co. with respect to contracts which are part of the Senior Lender's Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the Senior Lender's claim (ii) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations or
(iii) asserting any claims which any Borrower or Holding Co. may hold with respect to the Senior Lender.

         12. Invalidated Payments. To the extent that the Senior Lender receives payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrowers or Holding Co., a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to



INTERCREDITOR AND SUBORDINATION AGREEMENT-Page 8 of 13 be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

         13. Further Assurances. The Subordinated Creditors and the Borrowers or Holding Co., at their own expense and at any time from time to time, upon the written request of the Senior Lender will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Lender reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

         14. Expenses.

                  (a) The Borrowers and Holding Co. will pay or reimburse the Senior Lender, upon demand, for all its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to the Senior Lender.

                  (b) Each Borrower and Holding Co. will pay, indemnify, and hold each Senior Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by any Senior Lender with respect to any of the foregoing.

         15. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lender on the one hand and the Subordinated Creditors on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

         16. Legend. Each Subordinated Creditor and Holding Co. will cause the Subordinated Note to bear upon its face the following legend:

         ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED JANUARY 2, 2002 (THE "SUBORDINATION AGREEMENT"), AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG bactolac pharmaceuticals inc. and ani pharmaceuticals, inc., AS BORROWERS, ADVANCED NUTRACEUTICALS, INC. , AS HOLDING CO., GENERAL ELECTRIC CAPITAL CORPORATION, AS SENIOR LENDER, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED DOCUMENTS REFERRED TO IN THE SUBORDINATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, THIS NOTE.

         17. Specific Performance. The Senior Lender is hereby authorized to demand specific performance of this Agreement at any time when any Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to such Subordinated Creditor whether or not any Borrower shall have complied with any of the provisions hereof applicable to any Borrower or Holding Co., and the Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

         18. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full and the obligation of the Senior Lender to extend credit under the Senior Loan Documents is irrevocably terminated.



INTERCREDITOR AND SUBORDINATION AGREEMENT-Page 9 of 13

         19. Notices. All notices, requests and demands to or upon the Senior Lender or the Borrowers or Holding Co. or any Subordinated Creditor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

         If to the Senior Lender:

                                   General Electric Capital Corporation
                                   6100 Fairview Road, Suite 350
                                   Charlotte, NC 28210
                                   Facsimile:  704-553-4150
                                   Attention:  Advanced Nutraceuticals, Inc.
                                               Account Manager

         If to the Borrowers or Holding Co.:

                                   Advanced Nutraceuticals, Inc.
                                   106 S. University Blvd., Unit 14
                                   Denver, CO  80209
                                   Facsimile:  303-722-4011
                                   Attention:  Gregory Pusey, President

         If to any Subordinated Creditor, at its address or transmission number for notices set forth under its signature below.

The Senior Lender, the Borrowers, Holding Co. and any Subordinated Creditor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

         20. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Senior Lender.

         21. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         22. Integration. This Agreement represents the agreement of the Senior Lender and the Subordinated Creditors with respect to the subject matter hereof and there are no promises or representations by the Senior Lender or any Subordinated Creditor relative to the subject matter hereof not reflected herein.

         23. Amendments in Writing; No Waiver: Cumulative Remedies.

                  (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Senior Lender, the Borrowers, Holding Co. and each Subordinated Creditor; provided that any provision of this Agreement may be waived by the Senior Lender in a letter or agreement executed by the Senior Lender or by telex or facsimile transmission from the Senior Lender.

                  (b) No failure to exercise, nor any delay in exercising, on the part of the Senior Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial



INTERCREDITOR AND SUBORDINATION AGREEMENT-Page 10 of 13 exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         24. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         25. Successors and Assigns.

                  (a) This Agreement shall be binding upon the successors, heirs, administrators, executors and assigns of the Borrowers, Holding Co. and the Subordinated Creditors and shall inure to the benefit of the Senior Lender and their successors and assigns.

                  (b) Upon a successor Senior Lender becoming the Senior Lender under the Senior Loan Agreement, such successor Senior Lender automatically shall become the Senior Lender hereunder with all the rights and powers of the Senior Lender hereunder without the need for any further action on the part of any party hereto.

         26. GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF New York APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE BORROWERS, HOLDING CO., THE SUBORDINATED CREDITORS AND THE SENIOR LENDER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN New York SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE BORROWERS, THE SUBORDINATED CREDITORS AND THE SENIOR LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF New York AND, PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SENIOR LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SENIOR LENDER. EACH OF THE BORROWERS, HOLDING CO., AND THE SUBORDINATED CREDITORS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE BORROWERS AND THE SUBORDINATED CREDITORS HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE BORROWERS, HOLDING CO., AND THE SUBORDINATED CREDITORS HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S OR HOLDING CO.'S OR ANY SUBORDINATED CREDITOR'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.



INTERCREDITOR AND SUBORDINATION AGREEMENT-Page 11 of 13

         27. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.


                    [SIGNATURE PAGE FOLLOWS ON SEPARATE PAGE]



INTERCREDITOR AND SUBORDINATION AGREEMENT-Page 12 of 13

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SENIOR LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ------------------------------------------------------
                  , Duly Authorized Signatory
   ---------------

BORROWERS:

BACTOLAC PHARMACEUTICAL INC.


By:
   ------------------------------------------------------
   Jeffrey G. McGonegal, Vice President and Secretary

ANI PHARMACEUTICALS, INC.


By:
   ------------------------------------------------------
   Jeffrey G. McGonegal, President and Treasurer

HOLDING CO.:

ADVANCED NUTRACEUTICALS, INC.


By:
   ------------------------------------------------------
   Jeffrey G. McGonegal, Senior Vice President of Finance
     And Secretary

SUBORDINATED CREDITOR:

CAMBRIDGE HOLDINGS, LTD.


---------------------------------------------------------
Gregory Pusey, President

Address:

106 S. University Blvd., Unit 14
Denver, CO  80209
Fax:  (303) 722-4011



INTERCREDITOR AND SUBORDINATION AGREEMENT-Page 13 of 13